Exhibit 99

[LOGO]

news release

Contact:	Raymond L. Lawless
Chief Financial Officer
(813) 273-3000

TSI Announces Third Quarter 2003 Financial Results

Tampa, Fla. October 29, 2003—TSI Telecommunication Services Inc. (TSI), a global communications technology company, reported net income of $3.1 million and adjusted EBITDA of $29.2 million on total revenues of $69.5 million for the third quarter ending September 30, 2003. Revenue excluding off-network database queries for the third quarter of 2003 was $61.1 million. Additional information regarding TSI’s adjusted EBITDA, as well as a reconciliation of adjusted EBITDA to net income (loss), is set forth below.

On July 23, 2003 TSI acquired Brience, Inc., at which time funds associated with GTCR Golder Rauner had a controlling interest in both companies (Brience Transaction). The Brience Transaction was accounted for as a combination of entities under common control, similar to a pooling of interests, whereby the assets and liabilities of Brience were combined at their historical amounts as of February 14, 2002, the date on which funds associated with GTCR Golder Rauner had control of both entities. TSI is presenting third quarter 2003 financial results including both the pooling impact of the Brience Transaction as well as excluding the impact of the Brience Transaction, referred to as pre-pooling, to aid in the comparison of TSI’s financial results from its core recurring operations with historic periods.

Total pre-pooling revenue was $69.3 million for the third quarter ending September 30, 2003, a 5.0% increase over the second quarter 2003. Pre-pooling revenue excluding off-network database queries for the third quarter of 2003 was $60.9 million, a 5.3% increase over the prior quarter.

“Our key focus for the third quarter was to lead our customers and the industry through the final preparations for wireless local number portability deployment,” said Chief Executive Officer Ed Evans. “The breadth and depth of our WLNP customer base reflects our success in developing the industry’s only end-to-end solution and securing dominant market share. Combined with overall growth within the industry, I anticipate TSI’s forward momentum to continue.”

“During the third quarter, TSI achieved sequential increases in each of our four major revenue categories, due in part to strong wireless roaming and subscriber adds during this period,” said Chief Financial Officer Ray Lawless. “Our WLNP suite of products and customer contracts continue to grow. We will realize these revenue streams later in the year as the FCC mandate is rolled out.”

Third Quarter Results

Total Revenue

Total reported revenue for the third quarter was $69.5 million, a 2.9% increase over the second quarter 2003. Total reported revenue excluding off network database queries was $61.1 million, a 3.0% increase over second quarter 2003.

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TSI Third Quarter Results/page two

Total third quarter pre-pooling revenue was $69.3 million, a 5.0% increase over the second quarter 2003. Total pre-pooling revenue excluding pass-thru was $60.9 million, a 5.3% increase over second quarter 2003.

Network Services

Total reported network services revenue was relatively flat quarter-over-quarter at $35.7 million, as compared to $35.6 million in the second quarter. Reported network services revenue excluding pass-thru remained flat at $27.4 million

Total pre-pooling network services revenue increased quarter-over-quarter to $35.6 million, as compared to $34.1 million in the second quarter. Pre-pooling network services excluding pass-thru revenue for the third quarter increased 4.8% to $27.2 million, as compared to $26.0 million in the second quarter. This increase is primarily due to higher INLinkñ SS7 transactions.

Technology Interoperability Services

In the technology interoperability services segment, revenue totaled $18.6 million, a 9.1%, or $1.6 million increase quarter-over-quarter. The increase is driven by seasonal increases from subscribers roaming out of home markets during peak summer vacation months as well as increases in clearinghouse services volumes.

Call Processing Services

Call processing services revenues totaled $11.3 million, a 1.5% increase from the second quarter. Higher authentication volumes were offset by the continuing lifecycle migration by carriers to direct SS7 connections.

Other Outsourcing Services

Revenue in TSI’s other outsourcing services category totaled $3.8 million for the third quarter, increasing 3% from the second quarter, attributed to an increase in volumes in TSI’s STREAMLINERñ national accounts management service.

Business Highlights

TSI secured the following key contracts:

•	Belgacom (Brussels) and SingTel (Singapore) for international network transport services

•	Mobile-8 (Indonesia) for multiple roaming services

•	T-Mobile renewals for various network services and ACCESS S&Eñ

Other Highlights

•	Announced an agreement with the Direct Marketing Association and Interactive Marketing Solutions to bring a Do Not Call solution to carriers and telemarketers

•	Earned its ISO 9001:2000 Certification

•	Launched hosted multimedia messaging services (MMS) that allows operators to cost effectively launch MMS without making the upfront capital investment involved in purchasing and operating a multimedia messaging service center (MMSC)

•	Launched Interstandard Data Roaming Service that enables access to international data in more than 140 countries with no calling cards or credit cards required

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TSI Third Quarter Results/page three

Note

TSI’s adjusted EBITDA is determined by subtracting net interest income (expense), income taxes, depreciation, amortization, restructuring charges and (income) loss from discontinued operations from TSI’s net income (loss), and Brience’s pre-acquisition EBITDA loss (gain) from net income (loss). A reconciliation of adjusted EBITDA to net income (loss) is presented in the financial tables contained herein.

We believe that EBITDA provides meaningful additional information concerning a company’s operating results and its ability to service its long-term debt and other fixed obligations and to fund its continued growth. Many financial analysts consider EBITDA to be a meaningful indicator of future profitability. The presentation of EBITDA is not intended to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. You should not construe EBITDA as an alternative to net income (loss) as determined in accordance with GAAP, as an alternative to cash flows from operating activities as determined in accordance with GAAP or as a measure of liquidity. Because all companies do not calculate EBITDA in the same manner, it may not be comparable to other similarly titled measures of other companies.

Third Quarter 2003 Results Earnings Call

TSI will host a conference call on Thursday, October 30, 2003, at 9:00 a.m. (ET) to review third quarter results. To participate on this call, please dial 1 (888) 202-2422 (for U.S. callers) or +1 (913) 981-5592 (international direct dial). The pass code for this call is 507257.

A replay of this call will be available beginning Thursday, October 30, 2003 at 1:00 p.m. (ET) through Thursday, November 6, 2003, 5:00 p.m. (ET). To access the replay, please dial 1 (888) 203-1112 (for U.S. callers), or +1 (719) 457-0820 (international direct dial). The replay pass code is 507257.

About TSI

TSI is a global communications technology company specializing in innovative business and network engineering solutions that manage and interconnect voice and data systems in 30 countries throughout North America, Central and Latin America, Asia Pacific and Europe. TSI provides technology interoperability, network services and call processing to more than 275 mobile operators, wireline carriers, emerging telecom market entrants and business customers. Products include SS7 intelligent network solutions, clearing and settlement services, voice and data roaming facilitation, fraud management, revenue enhancement solutions and more than 25 other integrated services. TSI is a privately owned corporation headquartered in Tampa, Fla., U.S.A., with offices in major cities throughout the United States and offices in The Netherlands, London, Luxembourg, Beijing and Hong Kong. For more information, visit www.tsiconnections.com.

CUSIP: 87287VAB8 Bloomberg Tickers: TSITEL (Bond) 32497Z (Equity)

Cautions about Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include, but are not limited to, statements regarding TSI’s plans, intentions and expectations. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements.

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TSI Telecommunication Holdings LLC

Condensed Consolidated Statements of Operations (unaudited)

(Dollars in thousands)

	Successor	Successor	Predecessor(1)	Successor	Combined	Successor
	Three Months Ended Sep 30, 2002	Three Months Ended Sep 30, 2003	Period from Jan 1 to Feb 13, 2002	Period from Feb 14 to Sep 30, 2002	Nine Months Ended Sep 30, 2002	Nine Months Ended Sep 30, 2003
Revenues excluding
Off Network Database Queries	$68,868	$61,088	$31,409	$172,727	$204,136	$176,699
Off Network Database Queries	18,192	8,360	8,587	47,005	55,592	24,537

Total Revenues	87,060	69,448	39,996	219,732	259,728	201,236
Cost of operations	38,093	27,108	20,655	98,808	119,463	80,388

Gross Margin	48,967	42,340	19,341	120,924	140,265	120,848
Gross Margin %	56.2%	61.0%	48.4%	55.0%	54.0%	60.1%
Gross Margin % before	71.1%	69.3%	61.6%	70.0%	68.7%	68.4%
Off Network Database Queries
Sales and marketing	5,583	4,007	2,614	17,089	19,703	13,659
General and administrative	9,620	9,663	4,341	30,736	35,077	29,238
Depreciation and amortization	9,509	9,298	1,464	23,846	25,310	27,567
Restructuring	2,845	607	—	2,845	2,845	2,448

Operating income	21,410	18,765	10,922	46,408	57,330	47,936
Other income (expense), net
Interest income (expense), net	(15,724)	(13,276)	432	(38,397)	(37,965)	(43,979)
Other, net	(32)	(1)	(19)	(271)	(290)	(1)

	(15,756)	(13,277)	413	(38,668)	(38,255)	(43,980)

Income (loss) from continuing operations before provision for income taxes	5,654	5,488	11,335	7,740	19,075	3,956
Provision for income taxes	3,264	2,374	4,418	6,865	11,283	2,734

Income (loss) from continuing operations	2,390	3,114	6,917	875	7,792	1,222
Income (loss) from discontinued operations net of taxes	(744)	—	—	(2,188)	(2,188)	—

Net Income (loss)	1,646	3,114	6,917	(1,313)	5,604	1,222
Preferred unit dividends	(6,633)	(7,230)	—	(16,238)	(16,238)	(21,168)

Net income (loss) attributable to common stockholder/unitholders	$(4,987)	$(4,116)	$6,917	$(17,551)	$(10,634)	$(19,946)

Reconciliation to adjusted EBITDA
Net income (loss)	$1,646	$3,114	$6,917	$(1,313)	$5,604	$1,222
Interest (income) expense, net	15,724	13,276	(432)	38,397	37,965	43,979
Provision for income taxes	3,264	2,374	4,418	6,865	11,283	2,734
Depreciation and amortization	9,509	9,298	1,464	23,846	25,310	27,567
Restructuring	2,845	607	—	2,845	2,845	2,448
(Income) loss from discontinued operations	744	—	—	2,188	2,188	—
Pre Acquisition Brience EBITDA Loss (Gain)	2,421	529	—	8,813	8,813	1,815

Adjusted EBITDA	$36,153	$29,198	$12,367	$81,641	$94,008	$79,765

Selected Balance Sheet Information as of September 30, 2003
Cash		$6,306
Senior debt (net of discount)		$212,246
Total debt (net of discount)		$453,088
Senior debt (outstanding face value)		$221,166
Total debt (outstanding face value)		$466,166

Notes:

1)	This period does not reflect any pooled results with Brience, since TSI and Brience were not under common control prior to that date. All other columns include the effects of pooling with Brience.

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TSI Telecommunication Holdings LLC

Components of Pooled Statements of Operations (unaudited)

(Dollars in thousands)

	TSI	Brience	Pooled TSI	TSI(1)	Brience	Pooled TSI
	Three Months Ended Sep 30, 2002	Three Months Ended Sep 30, 2002	Three Months Ended Sep 30, 2002	Three Months Ended Sep 30, 2003	Period from Jul 1 to Jul 22, 2003	Three Months Ended Sep 30, 2003
Revenues excluding
Off Network Database Queries	$67,605	$1,263	$68,868	$60,936	$152	$61,088
Off Network Database Queries	18,192	—	18,192	8,360	—	8,360

Total Revenues	85,797	1,263	87,060	69,296	152	69,448
Cost of operations	37,182	911	38,093	27,055	53	27,108

Gross Margin	48,615	352	48,967	42,241	99	42,340
Gross Margin %	56.7%	27.9%	56.2%	61.0%	65.1%	61.0%
Gross Margin % before	71.9%	27.9%	71.1%	69.3%	65.1%	69.3%
Off Network Database Queries
Sales and marketing	4,892	691	5,583	3,998	9	4,007
General and administrative	7,568	2,052	9,620	9,044	619	9,663
Depreciation and amortization	9,227	282	9,509	9,298	—	9,298
Restructuring	2,845	—	2,845	607	—	607

Operating income	24,083	(2,673)	21,410	19,294	(529)	18,765
Other income (expense), net
Interest income (expense), net	(15,753)	29	(15,724)	(13,277)	1	(13,276)
Other, net	(2)	(30)	(32)	(1)	—	(1)

	(15,755)	(1)	(15,756)	(13,278)	1	(13,277)

Income (loss) from continuing operations before provision for income taxes	8,328	(2,674)	5,654	6,016	(528)	5,488
Provision for income taxes	3,264	—	3,264	2,374	—	2,374

Income (loss) from continuing operations	5,064	(2,674)	2,390	3,642	(528)	3,114
Income (loss) from discontinued operations net of taxes	—	(744)	(744)	—	—	—

Net Income (loss)	5,064	(3,418)	1,646	3,642	(528)	3,114
Preferred unit dividends	(6,633)	—	(6,633)	(7,230)	—	(7,230)

Net income (loss) attributable to common stockholder/unitholders	$(1,569)	$(3,418)	$(4,987)	$(3,588)	$(528)	$(4,116)

Reconciliation to adjusted EBITDA
Net income (loss)	$5,064	$(3,418)	$1,646	$3,642	$(528)	$3,114
Interest (income) expense, net	15,753	(29)	15,724	13,277	(1)	13,276
Provision for income taxes	3,264	—	3,264	2,374	—	2,374
Depreciation and amortization	9,227	282	9,509	9,298	—	9,298
Restructuring	2,845	—	2,845	607	—	607
(Income) loss from discontinued operations	—	744	744	—	—	—
Pre Acquisition Brience EBITDA Loss (Gain)	—	—	2,421	—	—	529

Adjusted EBITDA	$36,153	$(2,421)	$36,153	$29,198	$(529)	$29,198

Notes:

1)	TSI includes results from Brience operations beginning July 23, 2003

TSI Telecommunication Holdings LLC

Components of Pooled Statements of Operations (unaudited)

(Dollars in thousands)

	Predecessor	TSI	Brience	Pooled	TSI(1)	Brience	Pooled
	Period from Jan 1 to Feb 13, 2002	Period from Feb 14 to Sep 30, 2002	Period from Feb 14 to Sep 30, 2002	Nine Months Ended Sep 30, 2002	Nine Months Ended Sep 30, 2003	Period from Jan 1 to Jul 22, 2003	Nine Months Ended Sep 30, 2003
Revenues excluding Off Network Database Queries	$31,409	$169,223	$3,504	$204,136	$173,566	$3,133	$176,699
Off Network Database Queries	8,587	47,005	—	55,592	24,537	—	24,537

Total Revenues	39,996	216,228	3,504	259,728	198,103	3,133	201,236
Cost of operations	20,655	96,351	2,457	119,463	79,468	920	80,388

Gross Margin	19,341	119,877	1,047	140,265	118,635	2,213	120,848
Gross Margin %	48.4%	55.4%	29.9%	54.0%	59.9%	70.6%	60.1%
Gross Margin % before	61.6%	70.8%	29.9%	68.7%	68.4%	70.6%	68.4%
Off Network Database Queries
Sales and marketing	2,614	14,114	2,975	19,703	13,163	496	13,659
General and administrative	4,341	24,115	6,621	35,077	25,705	3,533	29,238
Depreciation and amortization	1,464	22,899	947	25,310	27,519	48	27,567
Restructuring	—	2,845	—	2,845	2,448	—	2,448

Operating income	10,922	55,904	(9,496)	57,330	49,800	(1,864)	47,936
Other income (expense), net
Interest income (expense), net	432	(38,393)	(4)	(37,965)	(43,964)	(15)	(43,979)
Other, net	(19)	(7)	(264)	(290)	(2)	1	(1)

	413	(38,400)	(268)	(38,255)	(43,966)	(14)	(43,980)

Income (loss) from continuing operations before provision for income taxes	11,335	17,504	(9,764)	19,075	5,834	(1,878)	3,956
Provision for income taxes	4,418	6,865	—	11,283	2,734	—	2,734

Income (loss) from continuing operations	6,917	10,639	(9,764)	7,792	3,100	(1,878)	1,222
Income (loss) from discontinued operations net of taxes	—	—	(2,188)	(2,188)	—	—	—
Net Income (loss)	6,917	10,639	(11,952)	5,604	3,100	(1,878)	1,222
Preferred unit dividends	—	(16,238)	—	(16,238)	(21,168)	—	(21,168)

Net income (loss) attributable to common stockholder/unitholders	$6,917	$(5,599)	$(11,952)	$(10,634)	$(18,068)	$(1,878)	$(19,946)

Reconciliation to adjusted EBITDA
Net income (loss)	$6,917	$10,639	$(11,952)	$5,604	$3,100	$(1,878)	$1,222
Interest (income) expense, net	(432)	38,393	4	37,965	43,964	15	43,979
Provision for income taxes	4,418	6,865	—	11,283	2,734	—	2,734
Depreciation and amortization	1,464	22,899	947	25,310	27,519	48	27,567
Restructuring	—	2,845	—	2,845	2,448	—	2,448
(Income) loss from discontinued operations	—	—	2,188	2,188	—	—	—
Pre Acquisition Brience EBITDA Loss (Gain)	—	—	—	8,813	—	—	1,815

Adjusted EBITDA	$12,367	$81,641	$(8,813)	$94,008	$79,765	$(1,815)	$79,765

Notes:

1)	TSI includes results from Brience operation beginning July 23, 2003